April 13, 2006

Argyle Energy, Inc.

10777 Westheimer

Suite 170

Houston, Texas 77042

Bayou City Exploration, Inc.

f/k/a Blue Ridge Energy, Inc.

10777 Westheimer

Suite 170

Houston, Texas 77024

RE: Extension of Deadline to Drill North Wright Field Prospect, Acadia Parish, Louisiana

Ladies and Gentlemen:

Reference is made to the letter agreement dated March 31, 2005 (the "Original Agreement"), by and among Argyle Energy, Inc. ("Argyle"), Newton Properties, Inc. ("Newton"), and Bayou City Exploration, Inc. f/k/a Blue Ridge Energy, Inc. ("BCE"), pertaining to the North Wright Prospect Area, Acadia Parish, Louisiana (the "Prospect"), as amend by the letter agreement dated September 1, 2005, by and among Argyle, Ignis Petroleum Corporation ("Ignis") and BCE (the Original Agreement as amended thereby, shall be referred to herein as the "Agreement"). Unless otherwise noted herein, all capitalized terms used herein shall have the meanings given such terms in the Agreement and the Joint Operating Agreement ("JOA") attached as Exhibit B to the Agreement.

For good and adequate consideration exchanged between the parties, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties agree as follows:

  The deadline for Ignis to spud the Initial Well on the Prospect is hereby extended from March 31, 2006 to December 31, 2006. In the event the Initial Well is not spud on or before December 31, 2006, Ignis shall reassign all of the right, title and interest acquired under the Agreement to Argyle.

Contemporaneously with the execution of this letter agreement Newton and/or Ignis will pay to BCE $165,262.00, which is the amount due for June and July 2006 Delay Rental payments to extend the subject oil and gas leases for an additional year as shown on Exhibit "A", attached hereto. Upon receipt of this payment BCE will immediately tender the Delay Rental payments as provided for in each oil and gas lease.

Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.

Please indicate your acceptance of the terms of this letter agreement by signing a counterpart of this letter agreement in the space provided therefore below.

Very truly yours,

IGNIS PETROLEUM COPORATION

By: /s/ Philipp Bushmann

Philipp Buschmann,

President, Secretary and Treasurer

AGREED TO AND ACCEPTED

this the 13th day of April, 2006.

ARGYLE ENERGY, INC.

By: /s/ Harry Peters

Name: Harry Peters

Title: Senior Vice President

AGREED TO AND ACCEPTED

this the 13th day of April, 2006

BAYOU CITY EXPLORATION, INC.

F/K/A BLUE RIDGE ENERGY, INC.

By: /s/ Ed Sahr

Name: Ed Sahr

Title: Senior Vice President Land